Events after the Reporting Period	3 Months Ended
Jun. 30, 2018
Events after the Reporting Period [Abstract]
Disclosure of events after reporting period [text block]

Events after the Reporting Period

Mortality assumptions for the Defined Benefit Obligation (DBO) accrued for defined benefit post-employment plans for employees in Germany have been derived using Heubeck tables in the version of 2005G. The defined benefit obligation related to Germany as of December 31, 2017 was about € 12,090 million. On July 20, 2018 Heubeck AG published updated mortality tables. These tables include new mortality rates which form a significant input factor into the calculation of the bank’s defined benefit obligations under post-employment employee benefit plans. It has yet to be determined if and how the mortality tables published on July 20 2018 are generally applicable. Heubeck AG has expressed together with the publication of the mortality tables an expected range for the increase of DBO by 1.5 % to 2.5%. Should the new mortality tables be generally accepted we will have to determine for our company if these accurately reflect the mortality probabilities in the calculation of our pension obligation. A potential increase of the defined benefit obligation caused by updated mortality rates would reduce Other Comprehensive Income reflecting actuarial losses. The amount of changes of DBO as of year-end 2018 will also be affected by regular updates to other parameters such as discount rate, salary developments and other input factors.